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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  March 20, 2006

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

           Nevada                    333-32874               23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File          (IRS Employer
     of Incorporation)               Number)           Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File          (IRS Employer
     of Incorporation)                Number)          Identification Number)


         2215 B Renaissance Drive
                 Suite 5
            Las Vegas, Nevada                                     89119
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (702) 966-4246

         (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  8.01. Other Events

Defined terms used in this 8-K but not defined herein have the meanings ascribed to them in Advanta Business Card Master Trust Master Indenture or the applicable Indenture Supplement.

The Series 2003-B Reserve Account Funding Date has been postponed as a result of the postponement of the beginning of the Controlled Accumulation Period pursuant to the terms of the Series 2003-B Indenture Supplement. The Reserve Account Funding Date began on the February 2006 Payment Date and the Controlled Accumulation Period is expected to begin at the close of business on March 31, 2006.

The Series 2003-D Controlled Accumulation Period and Reserve Account Funding Date have been postponed pursuant to the terms of the Series 2003-D Indenture Supplement. The Reserve Account Funding Date is expected to begin on the July 2006 Payment Date and the Controlled Accumulation Period is expected to begin at the close of business on August 31, 2006.

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Item 9.01. Financial Statements and Exhibits

      The following exhibit is furnished herewith:

      21 Monthly Servicer's Certificate issued on March 20, 2006 for the Monthly Period of February 1, 2006 through February 28, 2006, relating to the Series 2001-A, 2003-B, 2003-D and AdvantaSeries Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Article V of the Series 2001-A, 2003-B, 2003-D and AdvantaSeries Indenture Supplements dated as of April 1, 2001, June 1, 2003, December 1, 2003 and November 1, 2004 respectively.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ADVANTA BUSINESS CARD MASTER TRUST

                                    By: Advanta Bank Corp., as attorney-in-fact

                                    By: /s/ Michael Coco
                                        ----------------------------------------
                                    Name: Michael Coco
                                    Title: Vice President and Treasurer

                                    ADVANTA BUSINESS RECEIVABLES CORP.

                                    By: /s/ Susan A. McVeigh
                                        ----------------------------------------
                                    Name: Susan A. McVeigh
                                    Title: Vice President and Treasurer

Dated: March 20, 2006

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                                  Exhibit Index

Exhibit No.                                                            Page
-----------                                                            ----

      21.1 Monthly Servicer's Certificate dated March 20 2006 prepared by the Servicer and sent to the Indenture Trustee pursuant to Article V of the Series 2001-A, 2003-B, 2003-D and AdvantaSeries Indenture Supplements covering the Monthly Period of February 1, 2006 through February 28, 2006.

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